UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                            ________________________

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24020                  61-1321992
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                      40222
      (Address of Principal                                   (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

________________________________________________________________________________



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits


         99  Registrant's press release dated February 5, 2004.

Item 12.  Results of Operations and Financial Conditions

     The Registrant's press release dated February 5, 2004, reporting its fourth quarter and year-end results of operations and financial condition is furnished as Exhibit 99 and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 5, 2004         Sypris Solutions, Inc.

                                 By:  /s/ David D. Johnson
                                      __________________________________________
                                      David D. Johnson
                                      Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS





Exhibit
Number     Description
_______    ___________

  99       Registrant's press release dated February 5, 2004